Exhibit 10.18

January 14, 2022

Edoc Acquisition Corp.

7612 Main Street Fishers

Suite 200

Victor, NY 14564

Attention: Christine Zhao

I-Bankers Securities, Inc.

535 5th Ave

Suite 423

New York, New York 10017

Attention: Mike McCrory

Dear Ms. Zhao and Mr. McCrory:

Reference is made to the Letter Agreement, dated November 9, 2020 (the “Letter Agreement”) by and among Edoc Acquisition Corp., a Cayman Islands exempted company (the “Company”), American Physicians LLC (“Sponsor”) and the Insiders (as defined in the Letter Agreement). The Letter Agreement was delivered to you in accordance with the Underwriting Agreement (the “Underwriting Agreement”) entered into by and between the Company and I-Bankers Securities, Inc., as Representative (the “Representative”) of the several Underwriters named in Schedule A thereto (the “Underwriters”), relating to an underwritten initial public offering (the “IPO”) of the Company’s units (the “Units”), each comprised of one Class A ordinary share, $0.0001 par value per share, of the Company (the “Class A Ordinary Shares”) and one redeemable warrant (the “Warrant”) to purchase one-half of one Class A Ordinary Share and one right to receive one-tenth (1/10) of one Class A Ordinary Share upon the consummation of the Company’s initial business combination (the “Right”). Capitalized terms used but not defined herein shall have the meanings ascribed to them in the Letter Agreement.

The undersigned, Kevin Chen, Chief Executive Officer of the Company, is an Insider and a signatory to the Letter Agreement. As you are aware, pursuant to Section 15 of the Letter Agreement, the undersigned agreed not to become involved with another publicly listed blank check company with a class of securities registered under the Exchange Act prior to the Company announcing an agreement with an acquisition target for its initial Business Combination, or the expiration of the period for the Company to announce and/or complete the Company’s initial Business Combination.

In view of the fact that the Registration Statement permits Insiders to participate in other blank check companies, whether or not the Company has announced an agreement for its initial Business Combination, the undersigned hereby requests that each of the Company and the Representative partially waive compliance by the undersigned with Section 15 of the Letter Agreement, to enable the undersigned to serve as an independent director of one other publicly listed blank check company prior to the completion of the Company’s initial Business Combination (the “Other Directorship”, subject to the following conditions:

(a)	Such other publicly listed blank check company shall focus on acquisition targets outside of the health care and health care provider space in North America and Asia-Pacific;

(b)	The undersigned agrees that, if he becomes aware of a business combination opportunity through his Other Directorship that might be suitable to the Company’s business or investment strategy (a “Competitive Opportunity”), he will recuse himself from all discussions, deliberations, or decisions of the other publicly listed blank check company with respect to such Competitive Opportunity.

(c)	On or prior to the date hereof, such publicly listed blank check company has submitted written acknowledgement to each of the Company and the Representative that the undersigned’s entry into this letter and fulfillment of obligations herein does and will not violate any of her contractual or fiduciary obligations to such company.

By signing the counterpart to this letter, each of the Company and the Representative, for good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, hereby (i) consents to the Other Directorship and waives in part the compliance by the undersigned with Section 15 of the Letter Agreement, and (ii) confirms and acknowledges that, subject to the satisfaction of the conditions stated herein, the Other Directorship shall not constitute a breach of the Company’s covenant under Section 15 of the Letter Agreement. Except as specifically waived herein, the Company retains all rights, and the undersigned retains all obligations, as set forth in the Letter Agreement, and the Representative retains all rights as set forth in the Underwriting Agreement.

[Signature page follows]

If you are in agreement with the foregoing, kindly indicate such agreement by signing the counterpart to this letter and returning the signed copy thereof to the Company at the address first written above or by e-mail at christine.zhao@edocmed.net.

Sincerely,

/s/ Kevin Chen
Kevin Chen

ACKNOWLEDGED AND AGREED TO:

EDOC ACQUISITION CORP.

By:	/s/ Christine Zhao
	Name:	Christine Zhao
	Title:	Chief Financial Officer

Date: January 14, 2022

I-BANKERS SECURITIES, INC.

By:	/s/ Cade Liu
Name: Cade Liu

Date: January 14, 2022

[Signature Page to Chen Insider Waiver Letter]